Exhibit 99.2

Supplemental Operating and Financial Data

for the Quarter ended September 30, 2003

TRIZEC

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public fillings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Third Quarter 2003

Trizec Properties, Inc., a real estate investment trust (REIT), is one of North America’s largest owners of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 66 office properties totaling approximately 43 million square feet concentrated in the metropolitan areas of seven major U.S. cities. Trizec also has interests in two retail/entertainment properties. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page

Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
2003 Acquisition/Disposition Summary	18
Appendix:
A) Straight Line Adjustment Summary	19
B) Financial Information	20

This report contains forward-looking statements relating to our business and financial outlook, which are based on our current expectations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Such factors include those set forth in more detail in the Risk Factors section in our Form 10-K for the year ended December 31, 2002, in our Forms 10-Q for the quarters ended March 31, 2003 and June 30, 2003 and in our Post-Effective Amendment No. 1 to Form S-11 on Form S-3 (Registration No. 333-84878) filed with the U.S. Securities and Exchange Commission.

Investor Information
Third Quarter 2003

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive, Suite 4600	Fax:	(312) 798-6270
Chicago, IL 60606	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Timothy Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Casey Wold	Chief Operating Officer

Research Coverage:
Banc of America Securities	Lee Schalop/Dan Oppenheim	(212)847-5677/5733
Goldman Sachs	Carey Callaghan	(212)902-4351
Green Street Advisors	Jim Sullivan	(949)640-8780
Lehman Brothers	David Shulman	(212)526-3413
Merrill Lynch	Steve Sakwa / John Stewart	(212)449-0335/1920
Morgan Stanley Dean Witter	Greg Whyte	(212)761-6331
Wachovia Securities	Christopher Haley / Don Fandetti	(443)263-6773/6537
Canaccord Capital	Shant Poladian	(416)869-6595
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416)594-7296/8179
Griffiths McBurney	Anoop Prihar	(416)943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416)869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416)777-7042/7084
RBC Capital Markets	Neil Downey	(416)842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416)983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q1-03:	$0.20	18-Mar	31-Mar	15-Apr
Q2-03:	$0.20	17-Jun	30-Jun	15-Jul
Q3-03:	$0.20	16-Sep	30-Sep	15-Oct

Shares outstanding:	150,538,029

Total Market Cap ($mil.):	$4,910

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q4-02	Q1-03	Q2-03	Q3-03	9/30/03

Share Prices:
High	11.35	10.05	11.64	12.50	12.50
Low	8.60	8.11	8.58	11.04	8.11
Close	9.39	8.50	11.37	12.26	12.26
Avg. Daily Vol. (000’s)	229	195	276	211	228

Investor Relations:	Dennis C. Fabro
Senior Vice President, Investor Relations
233 South Wacker Drive, Suite 4600
Chicago, IL 60606
Tel: (312) 798-6290 Fax: (312) 798-6270
E-mail: dennis.fabro@trz.com

Trustee:	Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
Toll Free: (800) 852-0037
e-mail: shrrelations@melloninvestor.com

Financial Highlights
($ 000’s, except per share amounts)

		Three Months Ended

		30-Sep-03	30-Sep-02	% Change

	Total Revenues	$221,566	$234,859	-6%
	Less: Interest and other income	(2,180)	(1,533)	42%

	Property Revenues	$219,386	$233,326	-6%
	Operating Expenses	78,362	82,826	-5%
	Property Taxes	24,641	25,122	-2%

	Property Expenses	$103,003	$107,948	-5%

Consolidated Property Revenues Less Property Expenses		$116,383	$125,378	-7%
	Pro-Rata share of Property Revenues Less
	Property Expenses from Unconsolidated Joint Ventures	13,658	13,276	3%
	Pro-Rata share of Property Revenues Less
	Property Expenses from Discontinued Operations	2,270	5,766	-61%

Total Property Revenues Less Property Expenses		$132,311	$144,420	-8%

Net Income Available to Common Stockholders		$58,822	$(254,545)	-123%

Net Income Available To Common
Stockholders per share	Basic	$0.39	$(1.70)	-123%

	Diluted	$0.39	$(1.70)	-123%

Funds from Operations Available to Common Stockholders (FFO)[1]		$68,691	$71,669	-4%

FFO per share	Basic	$0.46	$0.48	-4%

	Diluted	$0.46	$0.48	-4%

Weighted Average Common Shares Outstanding:
Basic		149,933,043	149,535,079

Diluted	FFO	150,521,687	150,153,181

	Net Income	150,521,687	149,535,079

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Nine Months Ended

		30-Sep-03	30-Sep-02	% Change

	Total Revenues	$666,585	$686,987	-3%
	Less: Interest and other income	(4,836)	(6,262)	-23%

	Property Revenues	$661,749	$680,725	-3%
	Operating Expenses	232,447	227,636	2%
	Property Taxes	74,613	73,410	2%

	Property Expenses	$307,060	$301,046	2%

Consolidated Property Revenues Less Property Expenses		$354,689	$379,679	-7%
	Pro-Rata share of Property Revenues Less
	Property Expenses from Unconsolidated Joint Ventures	42,702	40,023	7%
	Pro-Rata share of Property Revenues Less
	Property Expenses from Discontinued Operations	10,687	18,808	-43%

Total Property Revenues Less Property Expenses		$408,078	$438,510	-7%

Net Income Available to Common Stockholders		$127,571	$(172,290)	-174%

Net Income Available To Common
Stockholders per share	Basic	$0.85	$(1.15)	-174%

	Diluted	$0.85	$(1.15)	-174%

Funds from Operations Available to Common Stockholders (FFO)[1]		$219,413	$238,842	-8%

FFO per share	Basic	$1.46	$1.60	-8%

	Diluted	$1.46	$1.59	-8%

Weighted Average Common Shares Outstanding:
Basic		149,834,920	149,409,521

Diluted	FFO	150,058,224	149,911,388

	Net Income	150,058,224	149,409,521

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information
($ 000’s)	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Three Months Ended

	Atlanta	Chicago	Dallas	Houston

September 30, 2003
Property revenues	$21,934	17,478	21,991	29,310
Property expenses	(8,644)	(8,424)	(12,770)	(12,585)

Property revenues less property expenses	$13,290	9,054	9,221	16,725

September 30, 2002
Property revenues	$21,398	16,823	24,768	30,376
Property expenses	(8,517)	(8,146)	(13,796)	(13,357)

Property revenues less property expenses	$12,881	8,677	10,972	17,019

Nine Months Ended
September 30, 2003
Property revenues	$65,734	52,499	66,851	91,251
Property expenses	(27,302)	(24,837)	(37,995)	(40,006)

Property revenues less property expenses	$38,432	27,662	28,856	51,245

September 30, 2002
Property revenues	$62,691	50,782	73,984	90,131
Property expenses	(24,238)	(23,261)	(40,566)	(39,861)

Property revenues less property expenses	$38,453	27,521	33,418	50,270

[Additional columns below]

[Continued from above table, first column(s) repeated]

Three Months Ended

				Secondary	Total
	Los Angeles	New York	Washington, D.C.	Markets	Office	Retail	Total

September 30, 2003
Property revenues	16,418	51,501	27,917	47,261	233,810	18,547	$252,357
Property expenses	(7,499)	(24,396)	(11,630)	(19,865)	(105,813)	(14,233)	(120,046)

Property revenues less property expenses	8,919	27,105	16,287	27,396	127,997	4,314	$132,311

September 30, 2002
Property revenues	17,502	48,787	31,756	50,531	241,941	28,222	$270,163
Property expenses	(7,784)	(20,438)	(12,249)	(23,661)	(107,948)	(17,795)	(125,743)

Property revenues less property expenses	9,718	28,349	19,507	26,870	133,993	10,427	$144,420

Nine Months Ended
September 30, 2003
Property revenues	48,603	151,782	86,495	146,175	709,390	57,872	$767,262
Property expenses	(21,509)	(65,354)	(34,050)	(64,419)	(315,472)	(43,712)	(359,184)

Property revenues less property expenses	27,094	86,428	52,445	81,756	393,918	14,160	$408,078

September 30, 2002
Property revenues	41,681	146,659	96,035	152,876	714,839	79,449	$794,288
Property expenses	(17,523)	(58,743)	(35,887)	(67,344)	(307,423)	(48,355)	(355,778)

Property revenues less property expenses	24,158	87,916	60,148	85,532	407,416	31,094	$438,510

Balance Sheet Information
Third Quarter 2003

Real Estate

($ 000’s — As of September 30, 2003)

	Office	Retail	Total

Incl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$5,214,593	419,228	$5,633,821
Properties held for development	72,028	7,159	79,187
Accumulated depreciation	(690,630)	(19,949)	(710,579)

Total real estate	$4,595,991	406,438	$5,002,429

Held for the long-term	$4,526,783	406,438	$4,933,221
Held for disposition	69,208	—	69,208

Total real estate	$4,595,991	406,438	$5,002,429

Excl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$4,772,072	343,330	$5,115,402
Properties held for development	37,641	—	37,641
Accumulated depreciation	(626,756)	(17,072)	(643,828)

Total real estate	$4,182,957	326,258	$4,509,215

Held for the long term	$4,113,749	326,258	$4,440,007
Held for disposition	69,208	—	69,208

Total real estate	$4,182,957	326,258	$4,509,215

Net Book Value

Rental Properties[1]
Held for the long term	$4,866,465
Held for disposition
Minnesota Center	38,356
151 Front St.	18,421

$56,777

Total Rental Properties	$4,923,242

Properties Held for Development[1]
Held for the long-term
Waterview	$34,387
Other	32,369

$66,756
Held for disposition
151 Front St. (Skywalk)	$12,431

$12,431

Total Properties Held for Development	$79,187

Other Assets and Investments 2

($ 000’s - As of September 30, 2003)

Cash and cash equivalents	$112,679
Escrows and restricted cash	38,621
Investment in unconsolidated real estate joint ventures	241,246
Office tenant receivables, net	15,558
Other receivables, net	14,412
Deferred rent receivables, net	145,953
Deferred charges, net	125,200
Prepaid expenses and other assets	93,141

Total Other Assets	$786,810

Other Liabilities 2

($ 000’s - As of September 30, 2003)

Trade, construction and tenant improvements payables	$42,019
Accrued interest expense	11,674
Accrued operating expenses and property taxes	83,225
Other accrued liabilities	87,218
Dividends payable	32,614
Taxes payable	60,979

Total Other Liabilities	$317,729

(1)  Includes Trizec’s pro rata share of unconsolidated real estate joint venture assets

(2)  Excludes Trizec’s pro rata share of unconsolidated real estate joint venture assets

Same-Property Performance
Third Quarter 2003

Same-Property Revenues Less Expenses1

($ 000’s)

	Three Months Ended				Nine Months Ended
	30-Sep				30-Sep

			Change				Change

	2003	2002	$	%	2003	2002	$	%

Including impact of straight-line rent
Property revenues excl. termination fees	$210,622	215,829	(5,207)	-2.4%	$633,715	645,671	(11,956)	-1.9%
Property expenses	(97,274)	(94,936)	(2,338)	2.5%	(287,491)	(282,411)	(5,080)	1.8%

Property revenues excl. termination fees less property expenses	$113,348	120,893	(7,545)	-6.2%	346,224	363,260	(17,036)	-4.7%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$205,388	209,492	(4,104)	-2.0%	$615,228	626,550	(11,322)	-1.8%
Property expenses	(97,010)	(94,378)	(2,632)	2.8%	(285,955)	(281,181)	(4,774)	1.7%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$108,378	115,114	(6,736)	-5.9%	329,273	345,369	(16,096)	-4.7%

Same-Property Occupancy1

	30-Sep

	2003	2002	Change

Period End	85.4%	88.2%	-2.8%
Average - Quarter	85.8%	89.2%	-3.4%
- YTD	86.6%	89.9%	-3.3%

No. of properties represented: 64

(1)  Including Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information
Third Quarter 2003

Unconsolidated Real Estate Joint Venture Assets

(As of September 30, 2003)

	Property	Location	Ownership	Occupancy(1)	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	82.4%	1,531,000	765,000
2.	Kellogg Brown & Root Tower	Houston, TX	50%	88.8%	1,048,000	524,000
3.	Marina Towers	Los Angeles, CA	50%	82.9%	381,000	191,000
4.	The Grace Building	New York, NY	50%	97.3%	1,518,000	758,000
5.	1411 Broadway	New York, NY	50%	99.0%	1,151,000	574,000
6.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
7.	Waterview Land	Arlington, VA	80%	na	na	na
8.	Hollywood & Highland Hotel	Los Angeles, CA	91%	na	na	na
9.	Woodbridge Land	Woodbridge, VA	90%	na	na	na

				91.4%	5,844,000	2,919,000

(1)  Based on owned area

Statement of Operations

($ 000’s)

	Three Months Ended September 30, 2003		Nine Months Ended September 30, 2003

	100%	TRZ (2)	100%	TRZ (2)

Revenues
Property Revenues	$52,465	$28,320	$156,892	$85,089
Interest Income	111	57	476	263

Total Revenue	$52,576	$28,377	$157,368	$85,352

Expenses
Property Expenses	$25,489	$14,662	$73,559	$42,387
Interest	9,178	4,972	28,048	15,288
Depreciation and Amortization	7,342	4,384	21,137	12,684

Total Expenses	$42,009	$24,018	$122,744	$70,359

Gain on early debt retirement(3)	—	—	4,125	2,750
Gain on disposition of real estate(3)	—	—	611	231

Net Income	$10,567	$4,359	$39,360	$17,974

Property Revenues Less Property Expenses	$26,976	$13,658	$83,333	$42,702

(2)  Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

(3)  Due to sale of New Center One.

Unconsolidated Real Estate Joint Venture Financial Information
Third Quarter 2003

Balance Sheets

($ 000’s - As of September 30, 2003)

	100%	TRZ [1]

Assets
Real estate, net	$714,156	$493,214
Other assets
Cash & restricted cash	58,190	29,819
Deferred rent receivables, net	47,631	23,778
Deferred charges, net	34,076	19,574
Other	45,381	33,783

Total Assets	$899,434	$600,168

Liabilities
Mortgage debt	$541,828	$311,838
Other liabilities
Accrued operating expenses and property taxes	16,372	10,176
Trade, construction and TI payables	27,372	13,807
Other accrued liabilities	30,587	23,046
Other	110	55
Partners’ equity	283,165	241,246

Total Liabilities and Equity	$899,434	$600,168

(1)  Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Mortgage and Other Debt Maturities

($ 000’s - As of September 30, 2003)

	Amount	Rate

2003	$5,101	4.83%
2004	107,612	5.41%
2005	177,508	6.02%
2006	2,432	12.96%
2007	19,185	7.06%
Beyond	—	—

Total	$311,838	5.91%

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

		Geographic Distribution				Occupancy [1]		Gross Rent

	No. of	Total Area		Owned Area		Period	Qtr
(As of September 30, 2003)	Properties	000’s sq. ft.	%	000’s sq. ft.	%	End	Average	In-Place[2]	Market[3]

Core Markets
Atlanta	7	4,616	11%	4,616	11%	83.5%	83.7%	$20.60	$17.80
Chicago	4	2,434	6%	2,434	6%	95.1%	94.2%	26.70	27.30
Dallas	5	6,132	14%	5,366	13%	78.8%	78.6%	19.50	16.60
Houston	6	6,580	15%	6,056	15%	83.7%	85.8%	19.10	18.80
Los Angeles Area	5	2,810	6%	2,620	7%	81.4%	84.2%	25.90	26.60
New York Area	7	7,913	18%	6,462	16%	97.5%	97.3%	30.70	36.80
Washington D.C. Area	18	4,435	11%	4,435	11%	85.6%	85.5%	26.10	24.30

Total Core Markets	52	34,920	81%	31,989	79%	86.6%	87.1%	$24.10	$24.00

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	98.2%	97.3%	$19.40	$20.60
Minneapolis	2	1,102	3%	1,102	3%	68.4%	68.0%	20.70	16.50
Pittsburgh	1	1,468	3%	1,468	4%	80.5%	81.2%	18.70	17.10
St. Louis	2	1,378	3%	1,378	3%	83.6%	84.2%	20.70	17.80
Other	7	3,038	7%	3,038	8%	77.4%	77.6%	18.30	16.60

Total Secondary Markets	14	8,354	19%	8,354	21%	81.2%	81.3%	$19.20	$17.50

Total Office Properties	66	43,274	100%	40,343	100%	85.5%	85.9%	$23.20	$22.60

(1)	Occupancy weighted on owned area.

(2)	Based on Trizec’s owned/occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Office Portfolio Leasing Activity

	3-Months Ended		9-Months Ended
	30-Sep-03		30-Sep-03

	Owned Area	Total Area	Owned Area	Total Area

New Leases	982,185	1,048,020	2,126,214	2,415,805
Renewals	1,137,269	1,446,058	2,313,707	2,676,824
Expiries	(2,528,007)	(2,917,529)	(5,969,284)	(6,693,232)

Net	(408,553)	(423,451)	(1,529,363)	(1,600,603)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	6.7	7.7	5.9	6.6

Avg. Rental Rate on new/renewal leasing [1]	$18.67	$18.63	$20.33	$21.13
Avg. Rental Rate on expiring leases [1]	19.05	18.55	20.57	20.50

Rental Uplift on new leases[1]	($0.38)	$0.08	($0.24)	$0.63

	-2.0%	0.4%	-1.2%	3.1%

(1)	Excludes straight-line rent.

	3-Months Ended			9-Months Ended
	30-Sep-03			30-Sep-03

	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total

Capital Expenditures[3]:
Recurring	$2,712	$689	$3,401	$6,647	$1,071	$7,718
Non-Recurring	920	971	1,891	2,953	1,175	4,128

Total	$3,632	$1,660	$5,292	$9,600	$2,246	$11,846

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.06	$0.02	$0.08	$0.16	$0.03	$0.19
Non-Recurring	0.02	0.03	$0.05	$0.07	0.03	$0.10

Total	$0.08	$0.05	$0.13	$0.23	$0.06	$0.29

Tenant Installation Costs[2,3]:
Non-incremental revenue generating	$22,097	$6,485	$28,582	$44,827	$9,289	$54,116
Incremental revenue generating
Space vacant > 12 months	3,026	21	3,047	6,991	22	7,013
Acquisitions and Developments	—	—	—	—	—	—

Total	$25,123	$6,506	$31,629	$51,818	$9,311	$61,129

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$14.72	$17.57	$15.28	$13.49	$14.45	$13.64
Incremental revenue generating	12.40	5.25	12.29	15.03	3.14	14.86

Total	$14.40	$17.44	$14.90	$13.68	$14.32	$13.77

(2)	Based on owned area and office leasing activity at Trizec’s share.

(3)	Retail Capital Expenditures and Tenant Installation Costs for the quarter ended September 30, 2003 totaled $1 million

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Scheduled Annual Expirations 1

(As of September 30, 2003)

		2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Core Markets
Atlanta	sq. ft. 000’s	61	501	572	603	562	548	131	172	406	204
	% of owned area	1.3%	10.9%	12.4%	13.1%	12.2%	11.9%	2.8%	3.7%	8.8%	4.4%
	Rate per sq. ft	$16.92	$20.17	$20.45	$22.15	$21.60	$19.68	$21.69	$22.00	$30.55	$33.80
Chicago	sq. ft. 000’s	40	240	109	301	205	153	41	422	490	119
	% of owned area	1.6%	9.9%	4.5%	12.4%	8.4%	6.3%	1.7%	17.3%	20.1%	4.9%
	Rate per sq. ft	28.14	24.08	27.94	22.88	26.28	24.64	26.82	34.47	33.05	33.22
Dallas	sq. ft. 000’s	217	407	483	328	923	266	209	401	106	126
	% of owned area	4.0%	7.6%	9.0%	6.1%	17.2%	5.0%	3.9%	7.5%	2.0%	2.4%
	Rate per sq. ft	16.39	19.56	20.90	20.39	19.10	20.43	22.62	25.15	25.71	21.07
Houston	sq. ft. 000’s	128	922	233	299	396	704	238	821	407	274
	% of owned area	2.1%	15.2%	3.8%	4.9%	6.5%	11.6%	3.9%	13.6%	6.7%	4.5%
	Rate per sq. ft	18.31	19.46	21.04	21.19	23.70	21.72	23.03	18.84	22.85	27.24
Los Angeles Area	sq. ft. 000’s	72	245	214	357	154	128	52	21	170	233
	% of owned area	2.8%	9.4%	8.2%	13.6%	5.9%	4.9%	2.0%	0.8%	6.5%	8.9%
	Rate per sq. ft	25.05	26.70	27.29	22.87	27.21	31.88	27.71	32.31	23.75	30.31
New York Area	sq. ft. 000’s	60	826	467	227	356	358	629	715	153	206
	% of owned area	0.9%	12.8%	7.2%	3.5%	5.5%	5.5%	9.7%	11.1%	2.4%	3.2%
	Rate per sq. ft	31.59	30.47	32.28	38.55	30.40	33.54	34.54	31.68	49.59	44.78
Washington D.C. Area	sq. ft. 000’s	46	502	670	272	709	467	346	376	109	173
	% of owned area	1.0%	11.3%	15.1%	6.1%	16.0%	10.5%	7.8%	8.5%	2.5%	3.9%
	Rate per sq. ft	29.34	25.18	24.49	32.59	30.70	33.01	29.02	21.49	41.79	25.12
Total Core Markets	sq. ft. 000’s	625	3,643	2,748	2,386	3,304	2,624	1,647	2,928	1,841	1,335
	% of owned area	2.0%	11.4%	8.6%	7.5%	10.3%	8.2%	5.1%	9.2%	5.8%	4.2%
	Rate per sq. ft	$21.00	$23.64	$24.40	$24.74	$24.61	$25.45	$28.77	$25.71	$30.85	$31.16
Secondary Markets
Charlotte	sq. ft. 000’s	26	79	254	198	48	77	505	11	11	0
	% of owned area	1.9%	5.8%	18.6%	14.5%	3.5%	5.7%	36.9%	0.8%	0.8%	0.0%
	Rate per sq. ft	$24.88	$23.14	$25.07	$23.82	$15.59	$24.30	$12.63	$24.10	$29.12	$—
Minneapolis	sq. ft. 000’s	97	143	72	61	125	96	35	1	24	0
	% of owned area	8.8%	13.0%	6.5%	5.5%	11.3%	8.7%	3.2%	0.1%	2.1%	0.0%
	Rate per sq. ft	14.48	17.18	26.57	20.25	21.56	21.16	29.84	19.71	27.64	—
Pittsburgh	sq. ft. 000’s	18	154	110	126	126	142	222	53	113	8
	% of owned area	1.2%	10.5%	7.5%	8.6%	8.6%	9.7%	15.1%	3.6%	7.7%	0.5%
	Rate per sq. ft	19.98	19.35	19.26	20.58	20.57	17.85	18.10	21.81	18.37	18.68
St. Louis	sq. ft. 000’s	9	81	218	56	234	152	10	151	65	0
	% of owned area	0.6%	5.8%	15.8%	4.0%	17.0%	11.0%	0.7%	11.0%	4.7%	0.0%
	Rate per sq. ft	17.21	20.89	18.10	17.35	27.94	22.22	22.44	23.68	22.72	—
Other	sq. ft. 000’s	117	264	406	306	621	328	152	22	0	37
	% of owned area	3.9%	8.7%	13.4%	10.1%	20.4%	10.8%	5.0%	0.7%	0.0%	1.2%
	Rate per sq. ft	17.95	16.57	17.32	19.07	20.37	21.43	19.33	19.42	—	16.21
Total Secondary Markets	sq. ft. 000’s	266	721	1,060	746	1,155	797	924	238	212	45
	% of owned area	3.2%	8.6%	12.7%	8.9%	13.8%	9.5%	11.1%	2.8%	2.5%	0.5%
	Rate per sq. ft	$17.46	$18.49	$20.17	$20.55	$21.86	$21.19	$15.81	$22.88	$21.27	$16.63
Total - Owned Area	sq. ft. 000’s	891	4,365	3,807	3,132	4,459	3,420	2,571	3,166	2,053	1,380
	% of owned area	2.2%	10.8%	9.4%	7.8%	11.1%	8.5%	6.4%	7.8%	5.1%	3.4%
	Rate per sq. ft	$19.95	$22.79	$23.22	$23.74	$23.89	$24.46	$24.11	$25.50	$29.86	$30.68

Total Area	sq. ft. 000’s	925	4,669	3,955	3,255	4,594	3,559	2,757	3,476	2,172	1,659
	% of total area	2.1%	10.8%	9.1%	7.5%	10.6%	8.2%	6.4%	8.0%	5.0%	3.8%
	Rate per sq. ft	$20.26	$23.26	$23.78	$24.24	$23.94	$25.15	$24.87	$26.48	$30.00	$32.16

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Scheduled Quarterly Expirations1

(As of September 30, 2003)

		Q4-03	2003	Q1-04	Q2-04	Q3-04	Q4-04	2004

Core Markets
Atlanta	sq. ft. 000’s	61	61	103	97	92	210	501
	% of owned area	1.3%	1.3%	2.2%	2.1%	2.0%	4.6%	10.9%
	Rate per sq. ft	$16.92	$16.92	$18.92	$19.87	$20.69	$20.68	$20.17
Chicago	sq. ft. 000’s	40	40	28	121	29	62	240
	% of owned area	1.6%	1.6%	1.2%	5.0%	1.2%	2.5%	9.9%
	Rate per sq. ft	28.14	28.14	19.71	23.13	30.37	24.94	24.08
Dallas	sq. ft. 000’s	217	217	165	37	122	83	407
	% of owned area	4.0%	4.0%	3.1%	0.7%	2.3%	1.6%	7.6%
	Rate per sq. ft	16.39	16.39	16.16	23.97	25.10	16.22	19.56
Houston	sq. ft. 000’s	128	128	471	146	152	153	922
	% of owned area	2.1%	2.1%	7.8%	2.4%	2.5%	2.5%	15.2%
	Rate per sq. ft	18.31	18.31	20.25	19.55	18.00	18.35	19.46
Los Angeles Area	sq. ft. 000’s	72	72	71	40	96	38	245
	% of owned area	2.8%	2.8%	2.7%	1.5%	3.7%	1.5%	9.4%
	Rate per sq. ft	25.05	25.05	26.55	25.64	27.35	26.48	26.70
New York Area	sq. ft. 000’s	60	60	89	38	140	559	826
	% of owned area	0.9%	0.9%	1.4%	0.6%	2.2%	8.7%	12.8%
	Rate per sq. ft	31.59	31.59	42.00	34.69	33.46	27.60	30.47
Washington D.C. Area	sq. ft. 000’s	46	46	164	137	189	12	502
	% of owned area	1.0%	1.0%	3.7%	3.1%	4.3%	0.3%	11.3%
	Rate per sq. ft	29.34	29.34	27.24	26.76	21.47	37.64	25.18
Total Core Markets	sq. ft. 000’s	625	625	1,091	615	820	1,117	3,643
	% of owned area	2.0%	2.0%	3.4%	1.9%	2.6%	3.5%	11.4%
	Rate per sq. ft	$21.00	$21.00	$22.74	$23.49	$24.33	$24.10	$23.64
Secondary Markets
Charlotte	sq. ft. 000’s	26	26	67	9	0	3	79
	% of owned area	1.9%	1.9%	4.9%	0.7%	0.0%	0.2%	5.8%
	Rate per sq. ft	24.88	24.88	22.27	26.18	—	32.13	23.14
Minneapolis	sq. ft. 000’s	97	97	2	5	123	14	143
	% of owned area	8.8%	8.8%	0.2%	0.4%	11.1%	1.2%	13.0%
	Rate per sq. ft	14.48	14.48	31.52	17.14	16.53	20.76	17.18
Pittsburgh	sq. ft. 000’s	18	18	60	56	11	27	154
	% of owned area	1.2%	1.2%	4.1%	3.8%	0.7%	1.9%	10.5%
	Rate per sq. ft	19.98	19.98	18.70	20.81	13.26	20.12	19.35
St. Louis	sq. ft. 000’s	9	9	9	17	0	54	81
	% of owned area	0.6%	0.6%	0.7%	1.3%	0.0%	3.9%	5.8%
	Rate per sq. ft	17.21	17.21	21.80	19.37	—	21.22	20.89
Other	sq. ft. 000’s	117	117	204	19	25	16	264
	% of owned area	3.9%	3.9%	6.7%	0.6%	0.8%	0.5%	8.7%
	Rate per sq. ft	17.95	17.95	14.70	22.27	25.81	19.30	16.57
Total Secondary Markets	sq. ft. 000’s	266	266	343	106	158	114	721
	% of owned area	3.2%	3.2%	4.1%	1.3%	1.9%	1.4%	8.6%
	Rate per sq. ft	$17.46	$17.46	$17.18	$21.15	$17.76	$20.95	$18.49
Total - Owned Area	sq. ft. 000’s	891	891	1,434	721	978	1,231	4,365
	% of owned area	2.2%	2.2%	3.6%	1.8%	2.4%	3.1%	10.8%
	Rate per sq. ft	$19.95	$19.95	$21.41	$23.15	$23.27	$23.81	$22.79

Total Area	sq. ft. 000’s	925	925	1,484	748	1,193	1,244	4,669
	% of total area	2.1%	2.1%	3.4%	1.7%	2.8%	2.9%	10.8%
	Rate per sq. ft	$20.26	$20.26	$22.35	$23.64	$23.47	$23.93	$23.26

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Market Distribution1

	Three Months Ended	Nine Months Ended
	30-Sep-03	30-Sep-03

Core Markets:
Atlanta	10%	10%
Chicago	7%	7%
Dallas	7%	7%
Houston	13%	13%
Los Angeles Area	7%	7%
New York Area	21%	22%
Washington D.C. Area	13%	13%

	78%	79%

Secondary Markets:
Charlotte	4%	3%
Minneapolis	2%	1%
Pittsburgh	2%	2%
St. Louis	3%	3%
Other	11%	12%

	22%	21%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of September 30, 2003)

			% of Net
		% owned area	Rent[1]

Allen Center	Houston, TX	8%	8%
One New York Plaza	New York, NY	6%	7%
The Grace Building (50%)	New York, NY	2%	4%
Newport Tower	Jersey City, NJ	3%	4%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
1411 Broadway (50%)	New York, NY	1%	3%
110 William Street	New York, NY	2%	3%
Galleria Towers	Dallas, TX	4%	3%
Continental Center I	Houston, TX	3%	2%
Metropolitan Square	St. Louis, MO	3%	2%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis
Third Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As of September 30, 2003)

Industry	% of owned area

Banking / Securities Brokers	16%
Legal Services	11%
Computers / Communications	7%
Misc. Business Services	7%
Insurance / Non Bank Financial	6%
Oil and Gas	6%
Wholesalers / Retailers	6%
Government	5%
Engineering and Architectural	5%
Transportation	3%

Number of tenants:	2,400
Average remaining lease term (years):	5.4

Top 20 Tenants

(As of September 30, 2003)

		% of Gross
Tenant	% owned area	Rent[1]

Wachovia / Prudential Financial Advisors	3.6%	4.1%
GSA	2.0%	2.5%
Goldman Sachs	1.4%	2.1%
Bank of America	2.2%	1.9%
Continental Airlines	2.0%	1.7%
Devon Energy	1.4%	1.5%
Ernst & Young	0.9%	1.5%
Fried, Frank, Harris	0.8%	1.4%
Bank One	1.0%	1.2%
Kellogg Brown & Root	1.3%	1.0%
Jones Apparel Group	0.5%	0.9%
Time Warner	0.4%	0.8%
Bryan Cave LLP	0.5%	0.8%
Allstate Insurance	0.6%	0.8%
Wells Fargo Bank	0.9%	0.7%
NYC Economic Development	0.5%	0.7%
Amerada Hess	0.9%	0.7%
Merrill Lynch	0.5%	0.7%
S1 Corporation	0.5%	0.7%
Coudert Brothers	0.3%	0.6%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,352,000	3.6%	1,248	42.4%
2,501-5,000	1,973,000	5.3%	544	18.5%
5,001-10,000	3,031,000	8.2%	432	14.7%
10,001-25,000	6,388,000	17.2%	418	14.2%
25,001-50,000	5,932,000	16.0%	172	5.8%
50,001-100,000	4,102,000	11.0%	60	2.0%
100,001 +	14,403,000	38.7%	70	2.4%

Total	37,181,000	100.0%	2,944	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants as some tenants operate under multiple leases.

Property Listing
Third Quarter 2003

Property Listing

(As of September 30, 2003)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	91.1%
Colony Square	Atlanta, GA	837,000	837,000	78.1%
The Palisades	Atlanta, GA	627,000	627,000	83.9%
Newmarket Business Park	Atlanta, GA	617,000	617,000	88.2%
One Alliance Center	Atlanta, GA	558,000	558,000	95.4%
Lakeside Centre	Atlanta, GA	518,000	518,000	60.4%
Midtown Plaza	Atlanta, GA	504,000	504,000	82.4%

Total - Atlanta	(7 properties)	4,616,000	4,616,000	83.5%
Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	96.0%
10 South Riverside	Chicago, IL	685,000	685,000	92.9%
120 South Riverside	Chicago, IL	685,000	685,000	96.3%
550 West Washington	Chicago, IL	372,000	372,000	95.5%

Total - Chicago	(4 properties)	2,434,000	2,434,000	95.1%
Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	80.8%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	82.4%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	78.7%
Plaza of the Americas	Dallas, TX	1,176,000	1,176,000	72.1%
Park Central I & II	Dallas, TX	268,000	268,000	84.7%

Total - Dallas	(5 properties)	6,132,000	5,366,000	78.8%
Houston
Allen Center	Houston, TX	3,184,000	3,184,000	84.5%
Cullen Center Continental Center I	Houston, TX	1,110,000	1,110,000	79.2%
Continental Center II	Houston, TX	449,000	449,000	88.2%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	88.8%
500 Jefferson	Houston, TX	390,000	390,000	62.8%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	98.1%

Total - Houston	(6 properties)	6,580,000	6,056,000	83.7%
Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	83.1%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	82.9%
9800 La Cienega	Los Angeles, CA	358,000	358,000	55.3%
Landmark Square	Long Beach, CA	443,000	443,000	92.4%
Shoreline Square	Long Beach, CA	383,000	383,000	86.8%

Total - Los Angeles Area	(5 properties)	2,810,000	2,620,000	81.4%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	97.3%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	99.0%
110 William Street	New York, NY	868,000	868,000	98.5%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	83.3%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	99.5%

Total - New York Area	(7 properties)	7,913,000	6,462,000	97.5%

Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	98.1%
Watergate Office Building	Washington, D.C.	261,000	261,000	96.3%
1225 Connecticut, N.W.	Washington, D.C	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	72.6%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	100.0%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	81.2%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	94.0%

Bethesda Crescent	Bethesda, MD	269,000	269,000	88.7%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	100.0%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	75.3%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	99.7%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	85.0%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.9%
Two Ballston Plaza	Arlington, VA	223,000	223,000	61.5%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	98.8%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	98.3%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	184,000	184,000	0.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	80.9%

Northern Virginia	(7 properties)	1,682,000	1,682,000	79.0%

Total - Washington, D.C. Area	(18 properties)	4,435,000	4,435,000	85.6%

Property Listing
Third Quarter 2003

Property Listing

(As of September 30, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.5%
First Citizens Plaza	Charlotte, NC	477,000	477,000	97.7%

Total - Charlotte	(2 properties)	1,368,000	1,368,000	98.2%

Minneapolis
Northstar Center	Minneapolis, MN	813,000	813,000	60.6%
Minnesota Center	Minneapolis, MN	289,000	289,000	90.4%

Total - Minneapolis	(2 properties)	1,102,000	1,102,000	68.4%

Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	80.5%

St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	86.0%
St. Louis Place	St. Louis, MO	337,000	337,000	76.1%

Total - St. Louis	(2 properties)	1,378,000	1,378,000	83.6%

Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	79.5%
Bank of America Plaza	Columbia, SC	303,000	303,000	86.1%
1441 Main Street	Columbia, SC	274,000	274,000	94.2%
1333 Main Street	Columbia, SC	225,000	225,000	81.5%
Borden Building	Columbus, OH	569,000	569,000	69.0%
Capital Center II & III	Sacramento, CA	529,000	529,000	66.8%
Williams Center I & II	Tulsa, OK	770,000	770,000	79.3%

Total - Other	(7 properties)	3,038,000	3,038,000	77.4%

Total - Office Properties	(66 properties)	43,274,000	40,343,000	85.5%

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Other Properties 151 Front Street West	Toronto, ON	272,000	272,000	78.1%

Retail/Entertainment Desert Passage	Las Vegas, NV	445,000	445,000	76.2%

Hollywood & Highland Retail	Los Angeles, CA	645,000	645,000	84.8%
Hotel (91.5%)	Los Angeles, CA	600,000	546,000	n/a

		1,245,000	1,191,000

Notes:

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area

Mortgage Debt and Other Loans
Third Quarter 2003	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt	(As of September 30, 2003)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance

			($000's)
Collateralized Property Loans
At fixed rates	4.2 yrs	6.02%	$2,632,104
At variable rates (subject to interest rate caps)	0.7 yrs	3.75%	120,000
At variable rates	1.5 yrs	3.16%	267,731

Total	3.8 yrs	5.68%	$3,019,835

Other Loans
At fixed rates	18.4 yrs	3.28%	$44,218
At variable rates	0.8 yrs	4.00%	367

Total	18.2 yrs	3.29%	$44,585

Total	4.0 yrs	5.64%	$3,064,420

Credit Facilities	(As of September 30, 2003)

($ 000’s)

	Available	Drawn	Undrawn

Operating facilities	$179,745	$0	$179,745

Mortgage and Other Debt Maturities	(As of September 30, 2003)

($000's)	2003	2004	2005	2006	2007	Beyond	Total

Properties held for the long term
Office	$9,797	481,919	70,936	717,464	92,550	1,288,295	$2,660,961
Retail	707	144,152	178,784	8,348	541	28,264	360,796

	10,504	626,071	249,720	725,812	93,091	1,316,559	$3,021,757
Properties held for disposition
Office	164	663	19,264	7,118	202	15,252	$42,663
Retail	—	—	—	—	—	—	—

	164	663	19,264	7,118	202	15,252	$42,663

Total maturities	10,668	626,734	268,984	732,930	93,293	1,331,811	$3,064,420

Weighted average rates:
Office	5.43%	6.19%	6.22%	5.36%	6.55%	6.12%	5.94%

Total	5.34%	5.65%	4.16%	5.44%	6.52%	5.99%	5.64%

(a) Interest Coverage	2.4x
(b) Fixed Charge Coverage	1.9x
(c) Debt to Total Book Capitalization	62%

(a)	Income before income taxes, minority interests, income from unconsolidated real estate joint ventures, recovery on insurance claim, discontinued operations and gain on disposition of real estate plus loss on investment less gain on lawsuit settlement, depreciation and amortization and interest expense; divided by interest expense.

(b)	Same as (a) except denominator includes regular debt amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans
Third Quarter 2003

		Maturity	Current
Property/(ownership) [1]	F/V [2]	Date	Rate	Principal Balance		Term to Maturity

(As of September 30, 2003)				($000's	)	(Years)
CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.41%	249,201		2.5
Class A-2	F	15-May-11	6.09%	71,732		7.6
Class A-3 FL	V	15-Mar-08	1.50%	236,700		4.5
Class A-3	F	15-Mar-08	6.21%	78,900		4.5
Class A-4	F	15-May-11	6.53%	240,600		7.6
Class B-1 FL	V	15-Apr-06	1.55%	46,519		2.5
Class B-3 FL	V	15-Mar-08	1.65%	43,500		4.5
Class B-3	F	15-Mar-08	6.36%	14,500		4.5
Class B-4	F	15-May-11	6.72%	47,000		7.6
Class C-3	F	15-Mar-08	6.52%	101,400		4.5
Class C-4	F	15-May-11	6.89%	45,600		7.6
Class D-3	F	15-Mar-08	6.94%	106,100		4.5
Class D-4	F	15-May-11	7.28%	40,700		7.6
Class E-3	F	15-Mar-08	7.25%	73,300		4.5
Class E-4	F	15-May-11	7.60%	32,300		7.6

	Pre-swap:		4.58%	1,428,052		5.1
	Post-swap[3,4]:		5.50%	1,428,052		5.1

Renaissance Tower	F	Jan-10	4.98%	92,000		6.3
Galleria Towers I, II and III	F	May-04	6.79%	134,310		0.6
Ernst & Young Plaza	V	Jun-04	3.75%	120,000		0.7
One New York Plaza	F	May-06	7.27%	235,740		2.6
1065 Ave. of the Americas (99%)	F	Dec-04	7.18%	36,934		1.2
Newport Tower	F	Nov-04	7.09%	104,209		1.1
2000 L Street, N.W	F	Aug-07	6.26%	56,100		3.8
Watergate Office Building	F	Feb-07	8.02%	17,892		3.4
1400 K Street, N.W	F	May-06	7.20%	21,702		2.6
Bethesda Crescent	F	Jan-08	7.10%	33,120		4.3
Bethesda Crescent	F	Jan-08	6.70%	2,744		4.3
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,690		4.9
Two Ballston Plaza	F	Jun-08	6.91%	26,832		4.7
Sunrise Tech Park	F	Jan-06	6.75%	23,259		2.3
Bank of America Plaza (Charlotte)	F	Feb-04	7.43%	65,565		0.3
Gateway Center	F	Sep-10	8.50%	40,580		6.9
Metropolitan Square	F	Jan-08	7.05%	85,758		4.3
250 West Pratt Street	F	Apr-05	6.77%	29,106		1.5
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,421		1.4

		Maturity	Current
Property/(ownership)[1]	F/V2	Date	Rate	Principal Balance		Term to Maturity

				($000's	)	(Years)
One Alliance Center	F	Jul-13	4.78%	69,842		9.8
151 Front Street West	V	Jul-05	4.50%	19,713		1.8
Revolving Credit Facility	V	Dec-04	0.00%	—		1.2
Other - Fixed	F		5.44%	22,685		6.3
Other - Variable	V		4.00%	367		0.8

Consolidated Office Mortgage and Other Debt			5.94%	2,703,624		4.1

Desert Passage	V	May-05	3.12%	178,010		1.7
Hollywood & Highland - Retail[4]	V	May-04	3.84%	144,088		0.6
Hollywood & Highland - Other	F	Nov-06	13.59%	8,456		3.1
Hollywood & Highland - Other	F	Apr-29	0.00%	30,243		25.5

Consolidated Retail Mortgage and Other Debt			3.39%	360,796		3.3

Total Consolidated Debt			5.64%	3,064,420		4.0

Bank One Center (50%)	V	Dec-04	5.43%	65,574		1.2
Marina Towers (50%)	F	Aug-07	7.92%	15,406		3.8
The Grace Building (50%)	F	Mar-05	7.50%	54,490		1.5
The Grace Building (50%)	V	Mar-04	4.61%	10,442		0.5
World Apparel Center (50%)	F	Mar-05	7.50%	50,299		1.5
World Apparel Center (50%)	V	Mar-04	4.61%	9,639		0.5
1460 Broadway (50%)	V	May-05	2.63%	12,475		1.7
Waterview (80%)	V	Sep-04	6.25%	15,274		1.0
Hollywood & Highland - Hotel (91.5%)	V	Apr-05	4.31%	71,346		1.5
Hollywood & Highland - Hotel (91.5%)	F	Apr-07	3.00%	4,574		3.5
Hollywood & Highland - Hotel (91.5%)	F	Nov-06	13.59%	2,319		3.1

Unconsolidated Joint Venture Mortgage Debt			5.89%	311,838		1.5

	Current	Principal	Term to
Total Mortgage and Other Debt:	Rate[3]	Balance	Maturity

		($ 000's)	(Years)
Office	5.98%	2,937,222	3.9
Retail	3.59%	439,035	3.0

	5.67%	3,376,257	3.8

Including Trizec’s pro rata share of unconsolidated real estate joint ventures

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$150 million of the 7 year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus spread to 6.01% fixed rate.

(4)	Reflects notional allocation of $500 million in interest rate swap contracts fixing LIBOR at 2.61%. Notional allocations noted below:

•	$417 million of the floating rate tranches of the CMBS loan has been notionally swapped from one-month LIBOR plus spread to a fixed rate of 2.66% plus spread.

•	$83 million of Hollywood Retail debt has been notionally swapped from one-month LIBOR plus spread to 2.36% plus spread, resulting in a blended weighted-average post-swap rate of 3.84%.

17

2003 Acquisition/Disposition Summary

Third Quarter 2003

				Gross	Property	Sale	Closing
Property	Location	Total Area	Owned Area	Proceeds	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Paseo Colorado	Pasadena, CA	565,000	410,000	$113.5	(75.2)	$38.3	15-Jan-03
Goddard Corporate Park	Lanham, MD	203,000	203,000	18.3	(14.8)	3.5	25-Feb-03
New Center One[1] (67%)	Detroit, MI	496,000	331,000	7.5	(12.4)	(4.9)	25-Feb-03
Rosslyn Gateway	Arlington, VA	253,000	253,000	54.5	(19.3)	35.2	14-Mar-03
Clark Tower	Memphis, TN	650,000	650,000	40.1	—	40.1	6-Aug-03
Esperante	West Palm Beach, FL	248,000	248,000	60.8	(23.3)	37.5	25-Sep-03

Total		2,415,000	2,095,000	$294.7	($145.0)	$149.7

(1)	Joint venture sale proceeds and termination fees totaled $17.3 million.

Discontinued Operations2

	Three Months Ended		Nine Months Ended

($ 000's)	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02

Property revenues	$4,651	$10,510	$20,424	$33,481
Property expenses	(2,381)	(4,744)	(9,737)	(14,673)

Property revenues less property expenses	$2,270	$5,766	$10,687	$18,808

(2)	Includes the following properties: Esperante Office Bldg., Plaza West, McKinney Place, Warner Center, Rosslyn Gateway, Goddard Corporate Park, Clark Tower, Minnesota Center

Appendix A
Third Quarter 2003

Straight-Line Adjustment Summary

	Three Months Ended		Nine Months Ended

	30-Sep-03	30-Sep-02	30-Sep-03	30-Sep-02

Continuing Operations	$5,480	$7,770	$17,511	$24,303
Discontinued Operations	190	194	264	1,124
Pro Rata Share of Unconsolidated JV’s	1,189	949	2,329	1,560

Total	$6,859	$8,913	$20,104	$26,987

Appendix B
Third Quarter 2003

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)